SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 8, 2006




                           U.S. GLOBAL INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

    Texas                            0-13928                         74-1598370
    -----                            -------                         ----------
(State or Other Jur           (Commission File Number)          (I.R.S. Employer
          of Incorporation)                                  Identification No.)


                            7900 Callaghan Road
                          San Antonio, Texas 78229
           (Address of principal executive offices including Zip Code)


                                  210-308-1234
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2006, the Board of Directors of U.S. Global Investors ("U.S. Global") approved further amending and restating U.S. Global's By-laws ("Amendment") to conform to modern practice and governance principles for public corporations.

The foregoing description of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of such document attached as Exhibits 3.2 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On November 8, 2006, U.S. Global issued a press release announcing that its Board of Directors approved a two-for-one stock split of each class of its common stock, subject to approval by the shareholders at a meeting to be held on January 10, 2007 of the amendment to U.S. Global's Third Amended and Restated Articles of Incorporation. Further, the press release announced the declaration of a dividend payable January 22, 2007 to shareholders of record as of January 10, 2007, subject to the approval of certain amendments to U.S. Global's Third Amended and Restated Articles of Incorporation at the meeting to be held on January 10, 2007. Pursuant to the rules and regulations of the Securities and Exchange Commission, this exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934, as amended.


Item 9.01.    Exhibits.

     (d) Exhibits

         Exhibit No.        Description of Exhibit
         -----------        ----------------------

         3.2                Amended and Restated Bylaws, dated November 8, 2006.

         99.1 Press Release of U.S. Global Investors, Inc. dated November 8, 2006 announcing Board of Directors approval of additional authorized shares, a proposed split and other amendments to the Third Amended and Restated Articles of Incorporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     U.S. GLOBAL INVESTORS, INC.
                                                      (Registrant)

Dated:  November 8, 2006                     By:/s/ Catherine A. Rademacher
                                                --------------------------------
                                                Name: Catherine A. Rademacher
                                                Title:   Chief Financial Officer

                               EXHIBIT INDEX

Exhibit No.       Description of Exhibits

   3.2            Amended and Restated Bylaws, dated November 8, 2006

   99.1 Press Release of U.S. Global Investors, Inc. dated November 8, 2006 announcing Board of Directors approval of additional authorized shares, a proposed split and other amendments to the Third Amended and Restated Articles of Incorporation.